UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 12, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-21559              04-3320515
(State or other jurisdiction of          (Commission          (I.R.S. employer
         incorporation)                  file number)        identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL RESULTS.

On April 12, 2007, L-1 Identity Solutions, Inc. (the "Company") issued a press release adjusting previously provided guidance for the first quarter ending March 31, 2007 and the second quarter and first half of the year ending June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On the same date, the Company issued a corrective press release adjusting previously provided guidance on revenue for the year ending December 31, 2007 from a range of $330 million to $340 million to a range of $340 million to $350 million. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.01.   REGULATION FD DISCLOSURE.

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission pursuant to Items 2.02 and 7.01, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1        Press Release dated April 12, 2007.

Exhibit 99.2        Press Release dated April 12, 2007.




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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 13, 2007
                                  L-1 IDENTITY SOLUTIONS, INC.

                                  By: /s/ Robert V. LaPenta
                                      ---------------------------------------
                                      Robert V. LaPenta
                                      Chairman, President and
                                      Chief Executive Officer




















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

Exhibit No.                          Description
-----------                          -----------

Exhibit 99.1            Press Release dated April 12, 2007.

Exhibit 99.2            Press Release dated April 12, 2007.




























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